UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6290

Smith Barney World Funds, Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
 (Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Smith Barney Fund Management LLC
300 First Stamford Place
Stamford, CT 06902
 (Name and address of agent for service)

Registrant's telephone number, including area code:
      (800) 451-2010

Date of fiscal year end:  October 31
Date of reporting period: October 31, 2003

ITEM 1.    REPORT TO STOCKHOLDERS.

           The Annual Report to Stockholders is filed herewith.

                                 SMITH BARNEY
                               WORLD FUNDS, INC.

                               GLOBAL GOVERNMENT
                                BOND PORTFOLIO

             CLASSIC SERIES  |  ANNUAL REPORT  |  OCTOBER 31, 2003



[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./R/

Your Serious Money. Professionally Managed./R/ is a registered service mark of Citigroup Global Markets Inc.


        ---------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
        ---------------------------------------------------------------

[PHOTO]                         DENIS P. MANGAN
                                PORTFOLIO MANAGER
   Denis P. Mangan

       Classic Series
                                     [LOGO]



 Annual Report . October 31, 2003

 GLOBAL GOVERNMENT
 BOND PORTFOLIO

      DENIS P. MANGAN

      Denis P. Mangan has more than 21 years of securities business experience.

      Education: Graduated with honors from Trinity College, Dublin, M.A. in Mathematics from Columbia University and Ph.D. in Financial Economics from Columbia University.

      FUND OBJECTIVE

      The fund seeks as high a level of current income and capital appreciation as is consistent with its policy of investing principally in high quality bonds of the United States and foreign governments.

      FUND FACTS

      FUND INCEPTION
      -----------------
      July 22, 1991

      MANAGER'S INVESTMENT INDUSTRY EXPERIENCE
      -----------------
      21 Years


What's Inside

Letter from the Chairman..............................................  1
Manager Overview......................................................  2
Fund Performance......................................................  4
Historical Performance................................................  5
Schedule of Investments...............................................  6
Statement of Assets and Liabilities...................................  8
Statement of Operations...............................................  9
Statements of Changes in Net Assets................................... 10
Notes to Financial Statements......................................... 11
Financial Highlights.................................................. 17
Independent Auditors' Report.......................................... 21
Additional Information................................................ 22

                           LETTER FROM THE CHAIRMAN

[PHOTO]

R. Jay Gerken

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,


We are pleased to present the annual report for the Global Government Bond Portfolio. After approximately three years of falling interest rates and rising bond prices, the rally appeared to pause during the summer of 2003 as investors reacted to signs of stronger economic growth. As a result, the more interest-rate sensitive areas of the global bond market, including government securities, gave back a portion of their previous gains.

If you have any questions about recent economic events or investing in a recovering economy, we urge you to talk with your financial adviser. As always, we thank you for entrusting your assets to us, and we look forward to helping you continue to meet your financial goals.


Sincerely,

/s/ R Jay Gerken
R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

November 19, 2003

            1 Smith Barney World Funds, Inc.  | 2003 Annual Report

                               MANAGER OVERVIEW

Performance Review
For the 12 months ended October 31, 2003, Class A shares of the Global Government Bond Portfolio, excluding sales charges, returned 1.13%. These shares slightly underperformed the fund's unmanaged benchmark the J.P. Morgan Global Government Bond Index



                             PERFORMANCE SNAPSHOT
                            AS OF OCTOBER 31, 2003
                           (excluding sales charges)

                   6 Months 12 Months
Class A Shares      -1.34%    1.13%
J.P. Morgan Global
  Government Bond
  Index (Hedged to
  U.S. dollars)/1/  -0.52%    2.70%

   Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Results for other share classes may vary.

   The J.P. Morgan Global Government Bond Index is a daily, market capitalization-weighted, international fixed-income index consisting of 13 countries. Please note that an investor cannot invest directly in an index.

   All figures represent past performance and are not a guarantee of future results. Principal value and investment returns will fluctuate and investors' shares, when redeemed may be worth more or less than their original cost.

(Hedged to U.S. dollars),/i/ which returned 2.70%, for the same period./1/ The fund's slight underperformance relative to its benchmark was chiefly the result of its relatively short duration/ii/ during the government bond market rally that occurred in the second quarter of 2003.

Market Overview
The fund's fiscal year was characterized by heightened volatility in global government bond markets as investors reassessed their views on the pace of global economic recovery and the impact of the war in Iraq.

In November 2002, yields of government bonds generally rose and prices fell on both sides of the Atlantic, despite a reduction in short-term interest rates by the U.S. Federal Reserve Board. Instead, global bond markets were more influenced by a rallying stock market, easing geopolitical tensions and diminished fears of a renewed economic downturn in the United States. However, global government bond yields declined sharply and prices rose toward the end of 2002, when the stock market's rebound ran out of steam and tensions over Iraq and Korea again came to the forefront.

With global market sentiment driven primarily by events in the Middle East, economic fundamentals took a back seat during the first quarter of 2003. Although bond yields and prices remained volatile, economic fundamentals generally were supportive of the fixed-income markets. In Europe, weak economic data and lower growth expectations prompted the European Central Bank to cut interest rates. In addition, the Bank of England's Monetary Policy Committee caught many market participants by surprise when it cut interest rates, citing deteriorating domestic and international economic outlooks. Yields of Japanese government bonds fell sharply and prices rose in early 2003 when Japan's stock market remained weak and the new Bank of Japan Governor, Toshihiko Fukui, failed to introduce any dramatic, new economic policy initiatives.

A swift end to major combat in Iraq early in the second quarter of 2003 helped alleviate geopolitical uncertainty. Buoyed by this, investor sentiment toward stocks improved markedly. However, the global bond markets remained skeptical of post-war rebounds in consumer sentiment and equity prices, and bond yields fell to multi-year lows in the United States, Europe and Japan. The bond market's more pessimistic view was supported at the time by continued concerns regarding the threat of deflation and widespread expectations of lower short-term interest rates. Indeed,

/1/The J.P. Morgan Global Government Bond Index (Unhedged) returned 4.03% and
   13.84% for the six- and 12-month periods ended October 31, 2003, respectively.

             2 Smith Barney World Funds, Inc. | 2003 Annual Report during June, the European Central Bank and the U.S. Federal Reserve Board reduced interest rates.

Bond yields rose and prices fell in most of the world's major government bond markets during the summer and fall of 2003. Stronger-than-expected U.S. economic data, including an upward revision in second-quarter growth of U.S. gross domestic product/iii/ to 3.1%, contributed to a sharp sell off among U.S. Treasuries in July and August. However, U.S. government bonds bounced back in September, as weakness in the domestic labor market raised concerns over the sustainability of the global economic recovery. Although European government bonds generally followed the lead of U.S. Treasuries, they outperformed their U.S. counterparts as news of a U.S.-led recovery was tempered by disappointing domestic data, including a contraction in European economic growth during the second quarter. Meanwhile, a stronger-than-expected economy and positive stock market momentum put significant pressure on Japanese government bonds. In addition, the specter of deflation, which has stalked the Japanese economy for more than ten years, appeared to recede.

Fund Overview
Towards the end of 2002, the fund maintained an underweighted position in Japanese government bonds and an overweighted position in European bonds compared to its benchmark. This posture reflected our view that European bonds offered more attractive relative values in a region where economic activity remained weak and, in our view, further interest-rate reductions were likely. However, the fund's returns lagged behind that of its benchmark in the final months of 2002, primarily because of its relatively light exposure to Japan, which previously had contributed positively to performance. Early in 2003, because of the uncertainties related to the impending war in Iraq, we moved the fund's country allocations to proportions that were closer to their representation in the J.P. Morgan Global Government Bond Index. As a result, the fund's performance was in line with that of the Index during the first quarter of 2003.

By the spring, the uncertain economic and geopolitical situation led us to adopt a relatively short average duration, which prevented the fund from participating fully in a global government bond market rally that was fueled by comments by the U.S. Federal Reserve Board on the possible need to forestall deflationary pressures. The fund's relatively short duration proved more beneficial during the third quarter, when government bond yields rose and prices fell amid evidence of stronger economic growth.

As of the end of October, the fund remained positioned with relatively neutral country biases but a shorter duration than its benchmark.

Additional Information About Your Fund

The Fund's Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees and other mutual fund issues in connection with various investigations. The Adviser and its affiliates are responding to these information requests, but are not in a position to predict the outcome of these requests and investigations.

Thank you for your investment in the Global Government Bond Portfolio. We appreciate that you have entrusted us to manage your money and we value our relationship with you.

Sincerely,

/s/ Denis P. Mangan

Denis P. Mangan
Portfolio Manager

November 21, 2003

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of October 31, 2003 and are subject to change. Please refer to pages 6 and 7 for a list and percentage breakdown of the fund's holdings.

/i/The J.P. Morgan Global Government Bond Index is a daily, market capitalization-weighted, international fixed-income index consisting of 13 countries. Please note that an investor cannot invest directly in an index.
/ii/Duration is a common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.
/iii/Gross domestic product is a market value of goods and services produced by labor and property in a given country.

             3 Smith Barney World Funds, Inc. | 2003 Annual Report

 AVERAGE ANNUAL TOTAL RETURNS+ (UNAUDITED)


                                        Without Sales Charges/(1)/
                                    ---------------------------------
                                    Class A  Class B  Class L  Class Y
----------------------------------------------------------------------
Twelve Months Ended 10/31/03          1.13%    0.53%    0.61%   1.51%
---------------------------------------------------------------------
Five Years Ended 10/31/03             4.07     3.49     3.60    4.46
---------------------------------------------------------------------
Ten Years Ended 10/31/03              5.59      N/A     5.05    5.80
---------------------------------------------------------------------
Inception* through 10/31/03           6.88     5.92     6.07    6.64
---------------------------------------------------------------------
                                          With Sales Charges/(2)/
                                    ---------------------------------
                                    Class A  Class B  Class L  Class Y
----------------------------------------------------------------------
Twelve Months Ended 10/31/03         (3.38)%  (3.90)%  (1.37)%  1.51%
---------------------------------------------------------------------
Five Years Ended 10/31/03             3.12     3.33     3.39    4.46
---------------------------------------------------------------------
Ten Years Ended 10/31/03              5.10      N/A     4.94    5.80
---------------------------------------------------------------------
Inception* through 10/31/03           6.47     5.92     5.97    6.64
---------------------------------------------------------------------

 CUMULATIVE TOTAL RETURNS+ (UNAUDITED)

                                             Without Sales Charges/(1)/
-----------------------------------------------------------------------
Class A (10/31/93 through 10/31/03)                    72.21%
---------------------------------------------------------------------
Class B (Inception* through 10/31/03)                  67.29
---------------------------------------------------------------------
Class L (10/31/93 through 10/31/03)                    63.60
---------------------------------------------------------------------
Class Y (10/31/93 through 10/31/03)                    75.79
---------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.50% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment and declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.
 + The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 * Inception dates for Class A, B, L and Y shares are July 22, 1991, November 18, 1994, January 4, 1993 and February 19, 1993, respectively.

             4 Smith Barney World Funds, Inc. | 2003 Annual Report

 HISTORICAL PERFORMANCE (UNAUDITED)


Value of $10,000 Invested in Class A Shares of the Global Government Bond Portfolio vs. J.P. Morgan Global Government Bond Index+
--------------------------------------------------------------------------------
                         October 1993 -- October 2003

                                      [CHART]

           Global Government     J.P. Morgan Global        J.P. Morgan Global
            Bond Portfolio         Government Bond          Government Bond
           - Class A Shares        Index - Hedged           Index - Unhedged
           -----------------    ---------------------    -----------------------
    Oct-93        9,549                10,000                   10,000
    Oct-94        9,364                 9,657                   10,262
    Oct-95       10,526                11,160                   11,838
    Oct-96       11,516                12,297                   12,561
    Oct-97       12,462                13,595                   13,000
    Oct-98       13,469                15,321                   14,687
    Oct-99       13,251                15,489                   14,253
    Oct-00       14,064                16,672                   13,591
    Oct-01       15,626                18,637                   14,859
    Oct-02       16,260                19,492                   16,216
10/31/2003       16,444                20,018                   18,460


+Hypothetical illustration of $10,000 invested in Class A shares on October 31, 1993, assuming deduction of the maximum 4.50% sales charge at the time of investment and the reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2003. The J.P. Morgan Global Government Bond Index is a daily, market-capitalization weighted, international fixed-income index consisting of 13 countries. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.






            5 Smith Barney World Funds, Inc.  | 2003 Annual Report

 SCHEDULE OF INVESTMENTS                                        OCTOBER 31, 2003


       FACE
      AMOUNT                          SECURITY+                       VALUE
------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 10.9%
                    U.S. Treasury Bonds:
$    2,900,000       6.250% due 5/15/30*                           $ 3,316,762
     2,200,000       5.375% due 2/15/31*                             2,274,164
     3,500,000      U.S. Treasury Notes, 5.000% due 8/15/11*         3,735,840
------------------------------------------------------------------------------
                    TOTAL U.S. TREASURY OBLIGATIONS
                    (Cost -- $9,576,906)                             9,326,766
------------------------------------------------------------------------------

       FACE
     AMOUNT++                         SECURITY+                       VALUE
------------------------------------------------------------------------------
BONDS AND NOTES -- 88.9%
Austria -- 7.6%
                    Republic of Austria:
     2,100,000       3.900% due 10/20/05                             2,491,847
     3,300,000       5.000% due 7/15/12                              4,028,404
------------------------------------------------------------------------------
                                                                     6,520,251
------------------------------------------------------------------------------
Belgium -- 6.7%
     4,500,000      Kingdom of Belgium, 5.750% due 9/28/10           5,761,307
------------------------------------------------------------------------------
Canada -- 3.3%
                    Canadian Government:
       650,000       6.000% due 9/1/05                                 519,216
     1,900,000       6.000% due 6/1/08                               1,560,362
       750,000       8.000% due 6/1/23                                 752,405
------------------------------------------------------------------------------
                                                                     2,831,983
------------------------------------------------------------------------------
Denmark -- 1.5%
                    Kingdom of Denmark:
     3,200,000       4.000% due 11/15/04                               507,641
     1,200,000       7.000% due 11/15/07                               211,528
     3,400,000       6.000% due 11/15/11                               592,690
------------------------------------------------------------------------------
                                                                     1,311,859
------------------------------------------------------------------------------
France -- 18.2%
                    France O.A.T.:
     4,150,000       5.250% due 4/25/08                              5,150,344
     3,600,000       5.500% due 10/25/10                             4,552,200
       200,000       5.750% due 10/25/32                               258,754
     4,800,000      French Treasury Note, BTAN, 3.500% due 1/12/05   5,646,852
------------------------------------------------------------------------------
                                                                    15,608,150
------------------------------------------------------------------------------
Germany -- 11.2%
     1,000,000      Bundesobligation, 5.000% due 8/19/05             1,207,841
     4,900,000      Bundesrepublic Deutschland, 5.000% due 7/4/11    6,008,877
     2,250,000/USD/ Landwirtschaft Rentenbk, 4.500% due 10/23/06     2,373,523
------------------------------------------------------------------------------
                                                                     9,590,241
------------------------------------------------------------------------------
Greece -- 2.4%
     1,600,000      Hellenic Republic, 5.900% due 10/22/22           2,054,931
------------------------------------------------------------------------------
Italy -- 10.1%
   900,000,000/JPY/ Republic of Italy, 1.800% due 2/23/10            8,621,969
------------------------------------------------------------------------------

                      See Notes to Financial Statements.

             6 Smith Barney World Funds, Inc. | 2003 Annual Report

 SCHEDULE OF INVESTMENTS (CONTINUED)                            OCTOBER 31, 2003


       FACE
     AMOUNT++                                                SECURITY+                                              VALUE
----------------------------------------------------------------------------------------------------------------------------
Jersey Islands -- 1.1%
      800,000/EUR/ AIG Sunamerica Institutional Funding III Ltd., 4.750% due 9/11/13                             $   929,119
----------------------------------------------------------------------------------------------------------------------------
Spain -- 3.7%
    2,900,000/USD/ Kingdom of Spain, 5.875% due 7/28/08                                                            3,205,225
----------------------------------------------------------------------------------------------------------------------------
United Kingdom -- 6.2%
                   U.K. Treasury Bonds:
      450,000       8.500% due 12/7/05                                                                               821,561
    2,000,000       5.750% due 12/7/09                                                                             3,530,968
      650,000       4.250% due 6/7/32                                                                              1,000,950
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   5,353,479
----------------------------------------------------------------------------------------------------------------------------
United States -- 16.9%
1,514,000,000/JPY/ KFW International Finance, 1.750% due 3/23/10                                                  14,477,255
----------------------------------------------------------------------------------------------------------------------------
                   TOTAL BONDS AND NOTES
                   (Cost -- $65,206,221)                                                                          76,265,769
----------------------------------------------------------------------------------------------------------------------------

       FACE
      AMOUNT                                                 SECURITY+                                              VALUE
----------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.2%
     $181,000      State Street Bank and Trust Co., 0.940% due 11/3/03; Proceeds at maturity -- $181,014;
                     (Fully collateralized by U.S. Treasury Bonds, 5.250% due 2/15/29; Market value -- $186,049)
                     (Cost -- $181,000)                                                                              181,000
----------------------------------------------------------------------------------------------------------------------------
                   TOTAL INVESTMENTS -- 100.0%
                   (Cost -- $74,964,127**)                                                                       $85,773,535
----------------------------------------------------------------------------------------------------------------------------

+  Securities are segregated for open forward foreign currency contracts.
*  All or portion of this security is on loan (See Note 7).
++ Face amount denominated in local currency unless otherwise indicated. ** Aggregate cost for Federal income tax purposes is $85,516,630.

  Currency abbreviations used in this schedule:
  EUR  -- Euro
  JPY  -- Japanese Yen
  USD  -- United States Dollar

 LOANED SECURITIES COLLATERAL                                   OCTOBER 31, 2003

   FACE
  AMOUNT                                         SECURITY                                          VALUE
-----------------------------------------------------------------------------------------------------------
$8,567,611 State Street Navigator Securities Lending Trust Prime Portfolio (Cost -- $8,567,611)  $8,567,611
-----------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

             7 Smith Barney World Funds, Inc. | 2003 Annual Report

 STATEMENT OF ASSETS AND LIABILITIES                            OCTOBER 31, 2003


ASSETS:
 Investments, at value (Cost -- $74,964,127)                                      $ 85,773,535
 Loaned securities collateral, at value (Cost -- $8,567,611) (Note 7)                8,567,611
 Foreign currency, at value (Cost -- $317,991)                                         314,568
 Cash                                                                                   65,043
 Interest receivable                                                                   987,637
 Receivable for open forward foreign currency contracts (Note 4)                       364,968
 Receivable for Fund shares sold                                                        71,937
 Prepaid expenses                                                                       20,511
 Receivable from broker -- variation margin                                             13,654
-----------------------------------------------------------------------------------------------
 Total Assets                                                                       96,179,464
-----------------------------------------------------------------------------------------------
LIABILITIES:
 Payable for loaned securities collateral (Note 7)                                   8,567,611
 Payable for Fund shares reacquired                                                    143,125
 Dividends payable                                                                     122,330
 Management fee payable                                                                 56,111
 Payable for open forward foreign currency contracts (Note 4)                           49,449
 Distribution plan fees payable                                                          5,904
 Payable to broker -- variation margin                                                   2,125
 Accrued expenses                                                                       74,118
-----------------------------------------------------------------------------------------------
 Total Liabilities                                                                   9,020,773
-----------------------------------------------------------------------------------------------
Total Net Assets                                                                  $ 87,158,691
-----------------------------------------------------------------------------------------------
NET ASSETS:
 Par value of capital shares                                                      $      8,171
 Capital paid in excess of par value                                                87,547,553
 Overdistributed net investment income                                             (10,859,578)
 Accumulated net realized loss from investment transactions and futures contracts     (687,431)
 Net unrealized appreciation of investments and foreign currencies                  11,149,976
-----------------------------------------------------------------------------------------------
Total Net Assets                                                                  $ 87,158,691
-----------------------------------------------------------------------------------------------
Shares Outstanding:
 Class A                                                                             4,037,030
  ---------------------------------------------------------------------------------------------
 Class B                                                                               226,513
  ---------------------------------------------------------------------------------------------
 Class L                                                                               215,416
  ---------------------------------------------------------------------------------------------
 Class Y                                                                             3,692,285
  ---------------------------------------------------------------------------------------------
Net Asset Value:
 Class A (and redemption price)                                                         $10.74
  ---------------------------------------------------------------------------------------------
 Class B *                                                                              $10.77
  ---------------------------------------------------------------------------------------------
 Class L *                                                                              $10.76
  ---------------------------------------------------------------------------------------------
 Class Y (and redemption price)                                                         $10.57
  ---------------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
 Class A (net asset value plus 4.71% of net asset value per share)                      $11.25
  ---------------------------------------------------------------------------------------------
 Class L (net asset value plus 1.01% of net asset value per share)                      $10.87
-----------------------------------------------------------------------------------------------

*Redemption price is NAV of Class B and L shares reduced by a 4.50% and 1.00%
 CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).


                      See Notes to Financial Statements.

            8 Smith Barney World Funds, Inc.  | 2003 Annual Report

 STATEMENT OF OPERATIONS                     FOR THE YEAR ENDED OCTOBER 31, 2003


INVESTMENT INCOME:
  Interest                                                    $  3,335,835
-------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 2)                                         689,319
  Distribution plan fees (Note 8)                                  153,661
  Audit and legal fees                                              71,343
  Shareholder servicing fees (Note 8)                               65,420
  Custody                                                           49,739
  Shareholder communications (Note 8)                               30,745
  Registration fees                                                 16,651
  Directors' fees                                                    4,780
  Other                                                              5,394
-------------------------------------------------------------------------
  Total Expenses                                                 1,087,052
-------------------------------------------------------------------------
Net Investment Income                                            2,248,783
-------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES
CONTRACTS AND
FOREIGN CURRENCIES (NOTES 3, 4 AND 5):
  Realized Gain (Loss) From:
   Investment transactions                                       4,842,813
   Futures contracts                                                19,557
   Foreign currency transactions                               (10,873,409)
-------------------------------------------------------------------------
  Net Realized Loss                                             (6,011,039)
-------------------------------------------------------------------------
  Change in Net Unrealized Appreciation From:
   Investment transactions                                       4,014,143
   Foreign currency transactions                                   988,709
-------------------------------------------------------------------------
  Change in Net Unrealized Appreciation                          5,002,852
-------------------------------------------------------------------------
Net Loss on Investments, Futures Contracts and Foreign
  Currencies                                                    (1,008,187)
-------------------------------------------------------------------------
Increase in Net Assets From Operations                        $  1,240,596
-------------------------------------------------------------------------

                      See Notes to Financial Statements.

            9 Smith Barney World Funds, Inc.  | 2003 Annual Report

 STATEMENTS OF CHANGES IN NET ASSETS             FOR THE YEARS ENDED OCTOBER 31,


                                                        2003          2002
-------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                            $   2,248,783  $  3,067,498
  Net realized loss                                   (6,011,039)   (5,463,009)
  Increase in net unrealized appreciation              5,002,852     6,267,102
------------------------------------------------------------------------------
  Increase in Net Assets From Operations               1,240,596     3,871,591
------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS FROM (NOTE 9):
  Net investment income                               (2,082,684)   (1,512,324)
  Capital                                               (529,007)   (1,791,273)
------------------------------------------------------------------------------
  Decrease in Net Assets From Distributions to
   Shareholders                                       (2,611,691)   (3,303,597)
------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
  Net proceeds from sale of shares                     6,089,230     4,353,857
  Net asset value of shares issued for
   reinvestment of dividends                             979,348     1,176,750
  Cost of shares reacquired                          (12,529,286)  (20,532,404)
------------------------------------------------------------------------------
  Decrease in Net Assets From Fund Share
   Transactions                                       (5,460,708)  (15,001,797)
------------------------------------------------------------------------------
Decrease in Net Assets                                (6,831,803)  (14,433,803)

NET ASSETS:
  Beginning of year                                   93,990,494   108,424,297
------------------------------------------------------------------------------
  End of year*                                     $  87,158,691  $ 93,990,494
------------------------------------------------------------------------------
* Includes overdistributed net investment income
  of:                                               $(10,859,578)  $(5,100,326)
------------------------------------------------------------------------------

                      See Notes to Financial Statements.

            10 Smith Barney World Funds, Inc. | 2003 Annual Report

 NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

The Global Government Bond Portfolio ("Fund"), a separate investment fund of the Smith Barney World Funds, Inc. ("Company"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end investment management company. The Company consists of this Fund and the International All Cap Growth Portfolio. The financial statements and financial highlights for the International All Cap Growth Portfolio are presented in a separate shareholder report.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and securities for which no sales price was reported on that date are valued at the mean between the bid and asked prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method;
 (f ) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Company determines the existence of a dividend declaration after exercising reasonable due diligence; (h) class specific expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets of each class or on another reasonable basis; (i) dividends and distributions to shareholders are recorded on the ex-dividend date; the Fund distributes dividends monthly and capital gains, if any, at least annually; ( j ) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At October 31, 2003, reclassifications were made to the Fund's capital account to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, the accumulated net investment loss amounting to $87,843 and the taxable overdistribution of $2,082,684 were reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (l) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve the Fund from substantially all Federal income and excise taxes; and
(m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

            11 Smith Barney World Funds, Inc. | 2003 Annual Report

2. Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. The Fund pays SBFM a management fee calculated at an annual rate of 0.75% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. ("CTB"), another subsidiary of Citigroup, acts as the Fund's transfer agent. PFPC Inc. ("PFPC") acts as the Fund's sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended October 31, 2003, the Fund paid transfer agent fees of $47,914 to CTB.

Citigroup Global Markets Inc. ("CGM") (formerly known as Salomon Smith Barney Inc.), another indirect wholly-owned subsidiary of Citigroup, acts as the Fund's distributor. In addition, CGM and certain other broker-dealers, continue to sell Fund shares to the public as members of the selling group. For the year ended October 31, 2003, CGM and its affiliates did not receive any brokerage commissions.

There are maximum initial sales charges of 4.50% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment and declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares that equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2003, CGM received sales charges of approximately $13,000 and $4,000 on sales of the Fund's Class A and L shares, respectively.

In addition, for the year ended October 31, 2003, CDSC's paid to CGM were approximately:

                                    Class B Class L
---------------------------------------------------
CDSCs                               $1,000  $1,000
--------------------------------------------------

All officers and one Director of the Company are employees of Citigroup or its affiliates.

3. Investments

During the year ended October 31, 2003, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term investments, but excluding short-term investments) were as follows:

-----------------------------------------------
Purchases                           $26,325,122
----------------------------------------------
Sales                                42,492,781
----------------------------------------------

At October 31, 2003, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

------------------------------------------------------
Gross unrealized appreciation              $1,214,137
Gross unrealized depreciation                (957,232)
-----------------------------------------------------
Net unrealized appreciation                $  256,905
-----------------------------------------------------

            12 Smith Barney World Funds, Inc. | 2003 Annual Report

4. Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts. A forward foreign contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

At October 31, 2003, the Fund had open forward foreign currency contracts as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates and the credit risk should a counterparty be unable to meet the terms of such contracts. The unrealized gain (loss) on the contracts reflected in the accompanying financial statements were as follows:

                        Local        Market    Settlement Unrealized
Foreign Currency       Currency      Value        Date    Gain (Loss)
---------------------------------------------------------------------
To Sell:
British Pound            3,332,563 $ 5,641,156  11/26/03   $(49,449)
Canadian Dollar          3,774,000   2,857,728  11/26/03      5,049
Danish Krone             8,420,000   1,314,209  11/26/03      8,443
Euro                    33,438,403  38,795,183  11/26/03    240,809
Japanese Yen         2,548,697,603  23,165,110  11/26/03    110,667
--------------------------------------------------------------------
Net Unrealized Gain
 on Open Forward
 Foreign Currency
 Contracts                                                 $315,519
--------------------------------------------------------------------

5. Futures Contracts

Securities or cash equal to the initial margin amount are either deposited with the broker or segregated by the custodian upon entering into the futures contracts. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts typically to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices.

At October 31, 2003, the Fund had the following open futures contracts:

                     Number of              Basis      Market   Unrealized
                     Contracts Expiration   Value      Value    Gain (Loss)
---------------------------------------------------------------------------
Contracts to Sell:
U.S. 20 Year
 Treasury Bonds          8       12/03    $  896,220 $  898,375   $(2,155)
Euro Bonds              18       12/03     2,369,958  2,356,352    13,606
--------------------------------------------------------------------------
Net Unrealized Gain
 on Open Futures
 Contracts                                                        $11,451
--------------------------------------------------------------------------

            13 Smith Barney World Funds, Inc. | 2003 Annual Report

6. Concentration of Risk

The Fund's investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

7. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities, high quality money market instruments or other securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At October 31, 2003, the Fund loaned securities having a market value of $9,475,260. The Fund received cash collateral amounting to $8,567,611, which was invested in the State Street Navigator Securities Lending Trust Prime Portfolio.

In addition to the above noted cash collateral, the Fund held securities collateral amounting to $1,040,751.

Income earned by the Fund from securities lending for the year ended October 31, 2003 was $10,395.

8. Class Specific Expenses

Pursuant to a Rule 12b-1 Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets for each respective class. In addition, the Fund pays a distribution fee with respect to its Class B and L shares calculated at an annual rate of 0.50% and 0.45% of the average daily net assets of each class, respectively. For the year ended October 31, 2003, total Rule 12b-1 Distribution Plan fees incurred, which are accrued daily and paid monthly, were as follows:

                                              Class A  Class B Class L
----------------------------------------------------------------------
Rule 12b-1 Distribution Plan Fees             $116,714 $19,531 $17,416
---------------------------------------------------------------------

For the year ended October 31, 2003, total Shareholder Servicing fees were as follows:

                                              Class A Class B Class L Class Y
-----------------------------------------------------------------------------
Shareholder Servicing Fees                    $57,544 $3,546  $3,383   $947
----------------------------------------------------------------------------

For the year ended October 31, 2003, total Shareholder Communication expenses were as follows:

                                              Class A Class B Class L Class Y
-----------------------------------------------------------------------------
Shareholder Communication Expenses            $24,910 $2,824  $2,424   $587
----------------------------------------------------------------------------

            14 Smith Barney World Funds, Inc. | 2003 Annual Report

9. Distributions Paid to Shareholders by Class

                                                 Year Ended       Year Ended
                                              October 31, 2003 October 31, 2002
-------------------------------------------------------------------------------
Class A
Net investment income                            $  991,179       $  671,314
Capital                                             266,635          871,969
------------------------------------------------------------------------------
Total                                            $1,257,814       $1,543,283
------------------------------------------------------------------------------
Class B
Net investment income                            $   39,956       $   18,095
Capital                                              14,857           43,714
------------------------------------------------------------------------------
Total                                            $   54,813       $   61,809
------------------------------------------------------------------------------
Class L
Net investment income                            $   42,292       $   17,893
Capital                                              14,151           34,768
------------------------------------------------------------------------------
Total                                            $   56,443       $   52,661
------------------------------------------------------------------------------
Class Y
Net investment income                            $1,009,257       $  805,022
Capital                                             233,364          840,822
------------------------------------------------------------------------------
Total                                            $1,242,621       $1,645,844
------------------------------------------------------------------------------

10. Capital Shares

At October 31, 2003, the Company had one billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical legal interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

                                          Year Ended             Year Ended
                                       October 31, 2003       October 31, 2002
                                    ---------------------  ---------------------
                                     Shares      Amount     Shares      Amount
---------------------------------------------------------------------------------
Class A
Shares sold                          361,319  $ 3,987,002   291,651  $ 3,106,067
Shares issued on reinvestment         81,375      893,252   102,776    1,090,222
Shares reacquired                   (789,358)  (8,681,192) (845,625)  (8,982,287)
--------------------------------------------------------------------------------
Net Decrease                        (346,664) $(3,800,938) (451,198) $(4,785,998)
--------------------------------------------------------------------------------
Class B
Shares sold                           89,140  $   984,064    64,938  $   693,935
Shares issued on reinvestment          3,426       37,719     4,009       42,638
Shares reacquired                    (85,967)    (943,023) (125,531)  (1,338,734)
--------------------------------------------------------------------------------
Net Increase (Decrease)                6,599  $    78,760   (56,584) $  (602,161)
--------------------------------------------------------------------------------
Class L
Shares sold                           70,339  $   772,406    51,309  $   553,855
Shares issued on reinvestment          4,396       48,377     4,124       43,890
Shares reacquired                    (69,431)    (762,880)  (23,669)    (250,584)
--------------------------------------------------------------------------------
Net Increase                           5,304  $    57,903    31,764  $   347,161
--------------------------------------------------------------------------------
Class Y
Shares sold                           32,003  $   345,758        --           --
Shares reacquired                   (198,798)  (2,142,191) (940,782) $(9,960,799)
--------------------------------------------------------------------------------
Net Decrease                        (166,795) $(1,796,433) (940,782) $(9,960,799)
--------------------------------------------------------------------------------

            15 Smith Barney World Funds, Inc. | 2003 Annual Report

11.Capital Loss Carryforward

At October 31, 2003, the Fund had, for Federal income tax purposes, approximately $690,000 of unused capital loss carryforwards available to offset future capital gains, expiring on October 31, 2008. To the extent that these capital carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

12.Income Tax Information and Distributions to Shareholders

At October 31, 2003, the tax basis components of distributable earnings were:

                     -------------------------------------
                     Accumulated capital losses $(689,586)
                     -------------------------------------
                     Unrealized appreciation      292,552
                     -------------------------------------

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the mark-to-market of derivative contracts and the treatment of accretion of discounts and amortization of premiums.

The tax character of distributions paid during the year ended October 31, 2003 was:

                          ---------------------------
                          Ordinary income $2,082,684
                          Capital             529,007
                          ---------------------------
                          Total           $ 2,611,691
                          ---------------------------

13.Subsequent Event

The Fund has received the following information from Citigroup Asset Management ("CAM"), the Citigroup business unit which includes the Fund's Investment Manager and other investment advisory companies, all of which are indirect, wholly-owned subsidiaries of Citigroup. CAM is reviewing its entry, through an affiliate, into the transfer agent business in the period 1997-1999. As CAM currently understands the facts, at the time CAM decided to enter the transfer agent business, CAM sub-contracted for a period of five years certain of the transfer agency services to a third party and also concluded a revenue guarantee agreement with this sub-contractor providing that the sub-contractor would guarantee certain benefits to CAM or its affiliates (the "Revenue Guarantee Agreement"). In connection with the subsequent purchase of the sub-contractor's business by an affiliate of the current sub-transfer agent (PFPC Inc.) used by CAM on many of the funds it manages, this Revenue Guarantee Agreement was amended eliminating those benefits in exchange for arrangements that included a one-time payment from the sub-contractor.

The Boards of CAM-managed funds (the "Boards") were not informed of the Revenue Guarantee Agreement with the sub-contractor at the time the Boards considered and approved the transfer agent arrangements. Nor were the Boards informed of the subsequent amendment to the Revenue Guarantee Agreement when that occurred.

CAM has begun to take corrective actions. CAM will pay to the applicable funds $16 million (plus interest) that CAM and its affiliates received from the Revenue Guarantee Agreement and its amendment. CAM also plans an independent review to verify that the transfer agency fees charged by CAM were fairly priced as compared to competitive alternatives. CAM is instituting new procedures and making changes designed to ensure no similar arrangements are entered into in the future.

CAM has briefed the SEC, the New York State Attorney General and other regulators with respect to this matter, as well as the U.S. Attorney who is investigating the matter. CAM is cooperating with governmental authorities on this matter, the ultimate outcome of which is not yet determinable.

            16 Smith Barney World Funds, Inc. | 2003 Annual Report

 FINANCIAL HIGHLIGHTS



For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Class A Shares                                   2003/(1)/  2002/(1)/  2001/(1)/  2000/(1)/  1999/(1)/
------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year               $10.91      $10.82     $10.95     $11.18     $11.88
--------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income/(2)/                        0.25        0.31       0.38       0.48       0.51
 Net realized and unrealized gain (loss)/(2)/     (0.12)       0.12       0.75       0.17      (0.69)
--------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                0.13        0.43       1.13       0.65      (0.18)
--------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                            (0.24)      (0.15)     (1.20)     (0.88)     (0.52)
 Net realized gains                                  --          --         --         --         --
 Capital                                          (0.06)      (0.19)     (0.06)        --         --
--------------------------------------------------------------------------------------------------
Total Distributions                               (0.30)      (0.34)     (1.26)     (0.88)     (0.52)
--------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                     $10.74      $10.91     $10.82     $10.95     $11.18
--------------------------------------------------------------------------------------------------
Total Return                                       1.13%       4.06%     11.11%      6.13%     (1.62)%
--------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                  $43,365     $47,842    $52,336    $60,546    $68,532
--------------------------------------------------------------------------------------------------
Ratio to Average Net Assets:
 Expenses                                          1.34%       1.25%      1.23%      1.21%      1.26%
 Net investment income/(2)/                        2.29        2.93       3.62       4.35       4.39
--------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              29%         29%        96%       121%       164%
--------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Effective November 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended October 31, 2002, net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets would have been $0.33, $0.10 and 3.06%, respectively. Per share, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

            17 Smith Barney World Funds, Inc.  | 2003 Annual Report

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Class B Shares                                 2003/(1)/ 2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)/
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year             $10.94     $10.85    $10.92    $11.16    $11.87
--------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income/(2)/                      0.19       0.24      0.32      0.42      0.45
 Net realized and unrealized gain (loss)/(2)/   (0.13)      0.12      0.75      0.17     (0.69)
--------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              0.06       0.36      1.07      0.59     (0.24)
--------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                          (0.17)     (0.08)    (1.08)    (0.83)    (0.47)
 Net realized gains                                --         --        --        --        --
 Capital                                        (0.06)     (0.19)    (0.06)       --        --
--------------------------------------------------------------------------------------------
Total Distributions                             (0.23)     (0.27)    (1.14)    (0.83)    (0.47)
--------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $10.77     $10.94    $10.85    $10.92    $11.16
--------------------------------------------------------------------------------------------
Total Return                                     0.53%      3.43%    10.48%     5.56%    (2.11)%
--------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                 $2,439     $2,405    $3,001    $5,574    $9,485
--------------------------------------------------------------------------------------------
Ratio to Average Net Assets:
 Expenses                                        1.91%      1.88%     1.80%     1.76%     1.81%
 Net investment income/(2)/                      1.72       2.29      3.07      3.88      3.86
--------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            29%        29%       96%      121%      164%
--------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Effective November 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended October 31, 2002, net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets would have been $0.25, $0.11 and 2.43%, respectively. Per share, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

            18 Smith Barney World Funds, Inc.  | 2003 Annual Report

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Class L Shares                                2003/(1)/ 2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)/
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year             $10.94    $10.85    $10.92    $11.15    $11.86
-------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income/(2)/                      0.20      0.26      0.33      0.42      0.46
 Net realized and unrealized gain (loss)/(2)/   (0.13)     0.12      0.76      0.18     (0.70)
-------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              0.07      0.38      1.09      0.60     (0.24)
-------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                          (0.19)    (0.10)    (1.09)    (0.83)    (0.47)
 Net realized gains                                --        --        --        --        --
 Capital                                        (0.06)    (0.19)    (0.07)       --        --
-------------------------------------------------------------------------------------------
Total Distributions                             (0.25)    (0.29)    (1.16)    (0.83)    (0.47)
-------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $10.76    $10.94    $10.85    $10.92    $11.15
-------------------------------------------------------------------------------------------
Total Return                                     0.61%     3.59%    10.69%     5.67%    (2.11)%
-------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                 $2,317    $2,298    $1,934    $1,752    $1,731
-------------------------------------------------------------------------------------------
Ratio to Average Net Assets:
 Expenses                                        1.85%     1.69%     1.69%     1.67%     1.72%
 Net investment income/(2)/                      1.78      2.48      3.14      3.88      3.98
-------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            29%       29%       96%      121%      164%
-------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Effective November 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended October 31, 2002, net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets would have been $0.28, $0.10 and 2.62%, respectively. Per share, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

            19 Smith Barney World Funds, Inc. | 2003 Annual Report

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Class Y Shares                                 2003/(1)/  2002/(1)/  2001/(1)/  2000/(1)/  1999/(1)/
----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year              $10.74     $10.66     $10.83     $11.03     $11.70
------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income/(2)/                       0.29       0.34       0.42       0.51       0.54
 Net realized and unrealized gain (loss)/(2)/    (0.12)      0.11       0.73       0.18      (0.68)
------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations               0.17       0.45       1.15       0.69      (0.14)
------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                           (0.28)     (0.18)     (1.26)     (0.89)     (0.53)
 Net realized gains                                 --         --         --         --         --
 Capital                                         (0.06)     (0.19)     (0.06)        --         --
------------------------------------------------------------------------------------------------
Total Distributions                              (0.34)     (0.37)     (1.32)     (0.89)     (0.53)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                    $10.57     $10.74     $10.66     $10.83     $11.03
------------------------------------------------------------------------------------------------
Total Return                                      1.51%      4.39%     11.52%      6.59%     (1.28)%
------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                 $39,038    $41,445    $51,153    $47,145    $47,708
------------------------------------------------------------------------------------------------
Ratio to Average Net Assets:
 Expenses                                         0.91%      0.90%      0.86%      0.85%      0.91%
 Net investment income/(2)/                       2.71       3.28       3.96       4.71       4.69
------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             29%        29%        96%       121%       164%
------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Effective November 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended October 31, 2002, net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets would have been $0.36, $0.09, and 3.41%, respectively. Per share, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

            20 Smith Barney World Funds, Inc. | 2003 Annual Report

 INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Directors of
Smith Barney World Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Global Government Bond Portfolio ("Fund") of Smith Barney World Funds, Inc. ("Company") as of October 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2003, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG

New York, New York
December 10, 2003


            21 Smith Barney World Funds, Inc.  | 2003 Annual Report

 ADDITIONAL INFORMATION (UNAUDITED)


Information about Directors and Officers

The business and affairs of the Smith Barney World Funds Inc.
("Company") -- Global Government Bond Portfolio ("Fund") are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Fund's Directors and is available, without charge, upon request by calling the Fund's transfer agent Citicorp Trust Bank, fsb. at 1-800-451-2010.

                                                                                  Number of
                                   Term of                                       Portfolios
                                 Office* and              Principal              in the Fund            Other
                     Position(s)  Length of             Occupation(s)              Complex          Directorships
Name, Address and     Held with     Time                 During Past              Overseen             Held by
Age                     Fund       Served                Five Years              by Director          Director
------------------------------------------------------------------------------------------------------------------------
Non-Interested Directors:

Abraham E.           Director       Since    Consultant to Chugai                     17     Director of Agouron
Cohen 444 Madison                   1996     Pharmaceutical Co. Ltd.                         Pharmaceuticals, Inc.,
Ave., Suite                                                                                  Akzo Nobel NV, Teva
1201 New York, NY                                                                            Pharmaceutical Inc., Ltd.,
10022 Age 67                                                                                 Chugai Pharmaceutical Co.
                                                                                             Ltd., Pharmaceutical
                                                                                             Product Development, Inc.
                                                                                             and Axonyx Inc.; Chairman
                                                                                             of Vasomedical, Inc.,
                                                                                             Neurobiological
                                                                                             Technologies Inc.
                                                                                             and Kramex Corp.

Robert A.            Director       Since    Managing Partner of Robert A.            24                None
Frankel 1961                        1999     Frankel Managing Consultants;
Deergrass Way                                Former Vice President of The
Carlsbad, CA 92009                           Readers Digest Association, Inc.
Age 76

Michael E.           Director       Since    General Partner of Windcrest             17     Director of Dalet S.A.,
Gellert 122 East                    1999     Partners, a venture capital firm                Devon Energy Corp., High
42nd St., 47th Floor                                                                         Speed Access Corp.,
New York, NY                                                                                 Human, Inc., SEACOR Smit,
10168 Age 72                                                                                 Inc. and Six Flags, Inc.

Rainer Greeven 630   Director       Since    Attorney, Rainer Greeven PC              17     Director of Continental
5th Ave., Suite                     1994                                                     Container Corp.
1905 New York, NY
10111 Age 67

Susan M.             Director       Since    Owner/Consultant of Lacey &              17     Director of National
Heilbron P.O. Box                   1994     Heilbron, a public relations firm               Multiple Sclerosis Society,
557 Chilmark, MA                                                                             New York City Chapter
02535 Age 58

Interested Director:

R. Jay Gerken,       Chairman,      Since    Managing Director of Citigroup          220                None
CFA** Citigroup      President      2002     Global Markets Inc. ("CGM")
Asset Management     and Chief               Chairman, President and Chief
("CAM")              Executive               Executive Officer of Smith Barney
399 Park Avenue,     Officer                 Fund Management LLC ("SBFM"),
4th Floor New York,                          Travelers Investment Adviser, Inc.
NY 10022 Age 52                              ("TIA") and Citi Fund Management
                                             Inc. ("CFM"); President and Chief
                                             Executive Officer of certain mutual
                                             funds associated with Citigroup
                                             Inc. ("Citigroup"); Formerly
                                             Portfolio Manager of Smith Barney
                                             Allocation Series Inc. (from
                                             1996-2001) and Smith Barney
                                             Growth and Income Fund (from
                                             1996-2000)

           22  Smith Barney World Funds, Inc.  | 2003 Annual Report

                                                                                             Number of
                                               Term of                                      Portfolios
                                             Office* and             Principal              in the Fund     Other
                               Position(s)    Length of            Occupation(s)              Complex   Directorships
                                Held with       Time                During Past              Overseen      Held by
Name, Address and Age             Fund         Served               Five Years              by Director   Director
---------------------------------------------------------------------------------------------------------------------
Officers:

Andrew B. Shoup***           Senior Vice        Since    Director of CAM; Senior Vice           N/A          N/A
CAM                          President and      2003     President and Chief Administrative
125 Broad Street             Chief                       Officer of mutual funds associated
10th Floor                   Administrative              with Citigroup; Head of
New York, NY 10004           Officer                     International Funds Administration
Age 47                                                   of CAM (from 2001 to 2003);
                                                         Director of Global Funds
                                                         Administration of CAM (from 2000
                                                         to 2001); Head of U.S. Citibank
                                                         Funds Administration of CAM
                                                         (from 1998 to 2000)

Richard L. Peteka            Chief Financial    Since    Director of CGM; Chief Financial       N/A          N/A
CAM                          Officer and        2002     Officer and Treasurer of certain
125 Broad Street, 11th Floor Treasurer                   mutual funds affiliated with
New York, NY 10004                                       Citigroup; Director and Head of
Age 42                                                   Internal Control for CAM U.S.
                                                         Mutual Fund Administration (from
                                                         1999-2002); Vice President, Head
                                                         of Mutual Fund Administration and
                                                         Treasurer at Oppenheimer Capital
                                                         (from 1996-1999)

Denis P. Mangan              Vice President     Since    Managing Director of CGM               N/A          N/A
CAM                          and Investment     1995
333 West 34th Street         Officer
New York, NY 10001
Age 48

Kaprel Ozsolak               Controller         Since    Vice President of CGM; Controller      N/A          N/A
CAM                                             2002     of certain funds associated with
125 Broad Street, 11th Floor                             Citigroup
New York, NY 10004
Age 38

Robert I. Frenkel            Secretary***       Since    Managing Director and General          N/A          N/A
CAM                          and Chief          2003     Counsel of Global Mutual Funds
300 First Stamford Place     Legal Officer               for CAM and its predecessor (since
4th Floor                                                1994); Secretary of CFM; Secretary
Stamford, CT 06902                                       and Chief Legal Officer of mutual
Age 48                                                   funds associated with Citigroup

--------
 * Each Director and Officer serves until his or her successor has been duly elected and qualified.
 ** Mr. Gerken is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.
*** As of November 25, 2003.

           23  Smith Barney World Funds, Inc.  | 2003 Annual Report

                                 SMITH BARNEY
                               WORLD FUNDS, INC.



         DIRECTORS                    INVESTMENT MANAGER
         Abraham E. Cohen             Smith Barney Fund Management LLC
         Robert A. Frankel
         Michael E. Gellert           DISTRIBUTOR
         R. Jay Gerken, CFA           Citigroup Global Markets Inc.
           Chairman
         Rainer Greeven               CUSTODIAN
         Susan M. Heilbron            State Street Bank and
                                        Trust Company
         OFFICERS
         Maurits E. Edersheim         TRANSFER AGENT
         Chairman of the Fund         Citicorp Trust Bank, fsb.
         and Advisory Director        125 Broad Street,11th Floor
                                      New York, New York 10004
         R. Jay Gerken, CFA
         President and Chief          SUB-TRANSFER AGENT
         Executive Officer            PFPC Inc.
                                      P.O. Box 9699
         Andrew B. Shoup*             Providence, Rhode Island
         Senior Vice President and    02940-9699
         Chief Administrative Officer

         Richard L. Peteka
         Chief Financial Officer
         and Treasurer

         Denis P. Mangan
         Vice President

         Kaprel Ozsolak
         Controller

         Robert I. Frenkel
         Secretary* and
         Chief Legal Officer

         * As of November 25, 2003.

   Smith Barney World Funds, Inc.

   Global Government Bond Portfolio
   The Fund is a separate investment fund of the Smith Barney World Funds, Inc., a Maryland corporation.


 This report is submitted for the general information of the shareholders of Smith Barney World Funds, Inc. --Global Government Bond Portfolio, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after January 31, 2004, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY WORLD FUNDS, INC.
 Smith Barney Mutual Funds
 125 Broad Street
 10th Floor, MF-2
 New York, New York 10004

 For complete information on any of the Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarneymutualfunds.com



 (C)2003 Citigroup Global Markets Inc.
 Member NASD, SIPC

 FD01358 12/03                                                           03-5801

ITEM 2.    CODE OF ETHICS.

           The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

           The Board of Directors of the registrant has determined that Robert
           A. Frankel, Chairman of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. Frankel as the Audit Committee's financial expert. Mr. Frankel is an "independent" Director pursuant to paragraph (a)(2) of
           Item 3 to Form N-CSR.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

           Not applicable.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

           Not applicable.

ITEM 6.    [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

           Not applicable.

ITEM 8.    [RESERVED]

ITEM 9.    CONTROLS AND PROCEDURES.

           (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

           (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940
                 Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

ITEM 10.   EXHIBITS.

           (a)   Code of Ethics attached hereto.
           Exhibit 99.CODE ETH

           (b)   Attached hereto.

           Exhibit 99.CERT Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

           Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney World Funds, Inc.

By:  /s/ R. Jay Gerken
     R. Jay Gerken
     Chief Executive Officer of
     Smith Barney World Funds, Inc.

Date: January 2, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ R. Jay Gerken
     (R. Jay Gerken)
     Chief Executive Officer of
     Smith Barney World Funds, Inc.

Date: January 2, 2004

By:  /s/ Richard L. Peteka
     (Richard L. Peteka)
     Chief Financial Officer of
     Smith Barney World Funds, Inc.

Date:  January 2, 2004